Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $2,127,471,495.09   $5,460,000,000.00
    Current Floating Allocation Pct.            28.03926837%        71.96073163%

   Total Adjusted Principal Collections     $932,964,436.10   $2,394,384,993.11

   Principal Default Amounts                    $147,206.16         $377,793.84
    As a Percentage of Collections               0.01577832%         0.01577832%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $2,448,929,037.82   $5,460,000,000.00
    New Floating Allocation Pct.                30.96410432%        69.03589568%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $18,509,195.89      $47,502,497.58
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,587,471,495.09
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,327,349,429.21
    Payment Rate                                                          43.85%
    Principal Collections                                     $3,011,014,945.60
    Principal Collection Adjustments                            $313,973,889.44
    Principal Collections for Status Dealer Accounts              $2,360,594.17

   Principal Default Amounts                                        $525,000.00
    As a Percentage of Collections                                   0.01577832%

   Aggregate New Principal Receivables                        $3,649,331,971.94

   Ending Principal Receivables                               $7,908,929,037.82
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $66,011,693.47
    Interest Collections                                         $65,992,858.63
    Interest Collections for Status Dealer Accounts                  $18,834.84
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                          10.44%

   Used Vehicle Principal Receivables Balance                    $99,663,354.84
                                                                           1.26%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $10,330,738.95
    Principal Collections                                         $2,360,594.17
    Principal Write Offs                                            $525,000.00
    Interest Collections                                             $18,834.84
   Ending Balance                                                 $7,445,144.78

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $606,666,666.67
   Required Subordinated Amount                                 $606,666,666.67

   Required Participation  4.00%                                $218,400,000.00
   Required Participation and Subordinated Amount               $825,066,666.67
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,448,929,037.82
    Current Participation Percentage                                     296.82%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                                 $951,473,631.99
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                        $951,473,631.99
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.17962118%

   Total Adjusted Principal collections                         $438,532,050.02
   Principal Default Amounts                                         $69,193.01
   Total Interest Collections                                     $8,700,091.13

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,700,091.13
    Investment and Net Swap Proceeds                              $1,571,261.85
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $13,771,352.98

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $69,193.01
   Current Investor Default Amount Paid                              $69,193.01
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,639,659.97

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $34,375,000.02
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $34,375,000.02
   Interest Payment Amount Paid                                  $34,375,000.02
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $34.37500002
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $34.37500002
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                           9.22573482%

   Total Adjusted Principal collections                         $306,972,435.01
   Principal Default Amounts                                         $48,435.11
   Total Interest Collections                                     $6,090,063.79

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,090,063.79
    Investment and Net Swap Proceeds                              $1,350,165.92
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                   $10,240,229.71

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $48,435.11
   Current Investor Default Amount Paid                              $48,435.11
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,506,377.94

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $12,906,249.99
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.17962118%

   Total Adjusted Principal collections                         $438,532,050.02
   Principal Default Amounts                                         $69,193.01
   Total Interest Collections                                     $8,700,091.13

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,700,091.13
    Investment and Net Swap Proceeds                                $572,729.71
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,772,820.84

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.7052%
    Days in Interest Period                                                  28
   Current Interest Due                                           $4,437,346.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $364,238.33
   Current Interest Paid                                          $4,801,585.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $69,193.01
   Current Investor Default Amount Paid                              $69,193.01
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,568,709.50

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $14,421,376.67
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $14,421,376.67
   Interest Payment Amount Paid                                  $14,421,376.67
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $14.42137667
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $14.42137667
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          13.17962118%

   Total Adjusted Principal collections                         $438,532,050.02
   Principal Default Amounts                                         $69,193.01
   Total Interest Collections                                     $8,700,091.13

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,700,091.13
    Investment and Net Swap Proceeds                                 $82,342.97
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,282,434.10

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                    $1,138,888.89
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,277,777.78
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $69,193.01
   Current Investor Default Amount Paid                              $69,193.01
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,602,129.98

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $22,859,375.01
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $4,223,958.34
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          10.54369694%

   Total Adjusted Principal collections                         $350,825,640.02
   Principal Default Amounts                                         $55,354.41
   Total Interest Collections                                     $6,960,072.91

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,960,072.91
    Investment and Net Swap Proceeds                                 $62,149.72
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,822,222.63

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                      $244,444.45
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,422,222.22
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $55,354.41
   Current Investor Default Amount Paid                              $55,354.41
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,877,979.33

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $17,288,888.90
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $433,333.34
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          12.65243633%

   Total Adjusted Principal collections                         $420,990,768.02
   Principal Default Amounts                                         $66,425.29
   Total Interest Collections                                     $8,352,087.49

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,352,087.49
    Investment and Net Swap Proceeds                                 $30,373.79
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,742,461.28

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     5.6300%
    Days in Interest Period                                                  28
   Current Interest Due                                           $4,203,733.33
   Net Trust Swap Receipts not req. to be paid                       $97,066.66
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,106,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $66,425.29
   Current Investor Default Amount Paid                              $66,425.29
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $3,409,369.32

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       07/03/96 08:47 am
 Investor Reporting System  v2.5     Monthly Statement            06/96 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $8,891,666.67
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $266,466.66
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000